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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report:  June 6, 2001

                      MEDIACOM COMMUNICATIONS CORPORATION
            (Exact names of Registrant as specified in its charter)


           Delaware                  0-29227                     06-1566067
(State or other jurisdiction     (Commission File               (IRS Employer
   of incorporation or               Number)                 Identification No.)
      organization)


                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)

                 Registrant's telephone number:  (845) 695-2600
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Item 5.   Other Events.

     On June 6, 2001, Mediacom Communications Corporation, the sole member of Mediacom Broadband LLC, issued a press release pursuant to Rule 135c of the Securities Act of 1933 concerning the proposed issuance by Mediacom Broadband LLC and Mediacom Broadband Corporation of senior notes under Rule 144A. A copy of such press release is attached hereto as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)    Exhibits:

  Exhibit No.        Description
  -----------        -----------

     99.1            Press Release dated June 6, 2001
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Mediacom Communications Corporation
                                    (Registrant)


Date: June 6, 2001               By:   /s/ Mark Stephan
                                      ------------------
                                        Mark Stephan
                                        Senior Vice President
                                         and Chief Financial Officer